UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934

Date of Report January 24, 1996

INTERNATIONAL THOROUGHBRED BREEDERS, INC. AND SUBSIDIARIES
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

22-2332039
(I.R.S. Employer Identification No.)

P.O. Box 1232, Cherry Hill, New Jersey, 08034
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (609) 488-3838

INTERNATIONAL THOROUGHBRED BREEDERS, INC.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On January 24, 1996, the Registrant through a newly formed wholly owned Nevada subsidiary, Orion Casino Corporation ("Orion") completed the purchase of the El Rancho Hotel and Casino property in Las Vegas, Nevada (the "Property") from an unaffiliated third party, Las Vegas Entertainment Network, Inc.

The El Rancho Property consists of approximately 21 acres located on the Las Vegas strip and includes a hotel which has not operated since 1992. The purchase price aggregating $43.5 million included the assumption of a $14 million debt secured by a first mortgage on the property payable with interest at the rate of 13% per annum on December 20, 1996, the payment by Orion at the closing of $12.5 million in cash (provided from the Registrant's working capital), the delivery of the Registrant and Orion's joint $6.5 million promissory note (the "A Note") payable with interest at the rate of 8% per annum on March 15, 1996, and the delivery of the Registrant and Orion's joint secured $10.5 million promissory note (the "B Note") payable with accrued interest at the rate of 8% per annum provided any one of certain specified events occur, including receipt by Orion of proceeds from any debt financing relating to the Property in excess of $55 million or if Orion has not received commitments for certain specified types of financing by October 25, 1996, the sale of the Property or the arrangement for same by the holder of the B note at its option for a certain minimum specified amount during the fourth quarter of a one year option period commencing on October 25, 1996. The B Note is secured by a lien on the Property. The Seller is also entitled to contingent consideration of up to $160 million from any future "adjusted cash flow" from the Property as contractually defined.

Orion also executed a separate Entertainment Management Agreement with an affiliate of the Seller, Las Vegas Communications Corporation ("LVCC") engaging LVCC as the Entertainment Manager to arrange for entertainment and advertising at the Property at an annual fee of $800,000 plus certain commissions based on profits and a booking fee.

The Registrant and Orion are presently considering various development options for the Property.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Statement.
    Pro Forma Financial Statements are attached hereto.





 INTERNATIONAL THOROUGHBRED BREEDERS, INC.
              AND SUBSIDIARIES

                 PRO FORMA
               BALANCE SHEET
          AS OF DECEMBER 31, 1995

                   ASSETS
                (UNAUDITED)

                                              Historicals
                                              International
                                              Thoroughbred   Pro Forma
                                              Breeders Inc. Adjustments
CURRENT ASSETS:
Cash and Cash Equivalents                   $  19,097,769 $ (13,000,000)[A]
Restricted Cash and Investments                   417,137            --
Accounts Receivable                             3,319,527            --
Prepaid Expenses                                  517,559            --
Other Current Assets                               26,133            --

     TOTAL CURRENT ASSETS                      23,378,125   (13,000,000)

LAND, BUILDINGS, EQUIPMENT
AND LIVESTOCK:
Land and Buildings                             75,416,206    37,100,000 [A]
Construction in Progress                          858,720            --
Equipment                                       3,911,937            --
Livestock                                          17,517            --

TOTALS                                         80,204,380    37,100,000
LESS: Accumulated Depreciation                  2,238,419            --

TOTAL LAND, BUILDINGS, EQUIPMENT
   AND LIVESTOCK  - NET                        77,965,961    37,100,000 [A]

OTHER ASSETS:
Deposits and Other Assets                         386,495            --
Goodwill - Net                                  3,207,168     6,900,000 [A]

     TOTAL OTHER  ASSETS                        3,593,663     6,900,000

     TOTAL ASSETS                           $ 104,937,749 $  31,000,000


See Notes to Pro Forma Financial Statements.

                                               Pro Forma
                                                Combined
CURRENT ASSETS:
Cash and Cash Equivalents                   $   6,097,769
Restricted Cash and Investments                   417,137
Accounts Receivable                             3,319,527
Prepaid Expenses                                  517,559
Other Current Assets                               26,133

     TOTAL CURRENT ASSETS                      10,378,125


LAND, BUILDINGS, EQUIPMENT
AND LIVESTOCK:
Land and Buildings                            112,516,206
Construction in Progress                          858,720
Equipment                                       3,911,937
Livestock                                          17,517

TOTALS                                        117,304,380
LESS: Accumulated Depreciation                  2,238,419

TOTAL LAND, BUILDINGS, EQUIPMENT
   AND LIVESTOCK  - NET                       115,065,961

OTHER ASSETS:
Deposits and Other Assets                         386,495
Goodwill - Net                                 10,107,168

     TOTAL OTHER  ASSETS                       10,493,663

     TOTAL ASSETS                           $ 135,937,749


See Notes to Pro Forma Financial Statements.








  INTERNATIONAL THOROUGHBRED BREEDERS, INC.
               AND SUBSIDIARIES

                  PRO FORMA
                BALANCE SHEET
           AS OF DECEMBER 31, 1995

     LIABILITIES AND SHAREHOLDERS' EQUITY
                 (UNAUDITED)

                                                Historicals
                                                International
                                                Thoroughbred   Pro Forma
                                                Breeders Inc. Adjustments
CURRENT LIABILITIES:
Accounts Payable and Accrued Expenses         $   7,113,243 $         --
Notes & Mortgages Payable - Current Portion       3,211,421   20,500,000 [A]
Deferred State Income Taxes Payable -
                      Current Portion                56,294           --

     TOTAL CURRENT LIABILITIES                   10,380,958   20,500,000


DEFERRED INCOME                                   1,618,561           --

NOTES AND MORTGAGES PAYABLE -
LONG-TERM PORTION                                14,411,632   10,500,000 [A]


COMMITMENTS AND CONTINGENCIES                            --           --

SHAREHOLDERS' EQUITY:

Series A (Convertible) Preferred Stock           36,246,075           --

Common Stock                                     22,902,905           --

Capital in Excess of Par                         13,596,570           --

Retained Earnings (Subsiquent to
  June 30, 1993,
  date of quasi-reorganization, total
  deficit eliminated $102,729,936)                5,781,048           --

     TOTAL SHAREHOLDERS' EQUITY                  78,526,598           --

     TOTAL LIABILITIES &
          SHAREHOLDERS' EQUITY                $ 104,937,749 $ 31,000,000

See Notes to Pro Forma Financial Statements.


                                                 Pro Forma
                                                  Combined
CURRENT LIABILITIES:
Accounts Payable and Accrued Expenses         $   7,113,243
Notes & Mortgages Payable - Current Portion      23,711,421
Deferred State Income Taxes Payable -
                 Current Portion                     56,294

     TOTAL CURRENT LIABILITIES                   30,880,958


DEFERRED INCOME                                   1,618,561

NOTES AND MORTGAGES PAYABLE -
LONG-TERM PORTION                                24,911,632


COMMITMENTS AND CONTINGENCIES                            --

SHAREHOLDERS' EQUITY:

Series A (Convertible) Preferred Stock           36,246,075

Common Stock                                     22,902,905

Capital in Excess of Par                         13,596,570

Retained Earnings (Subsiquent to
  June 30, 1993,
  date of quasi-reorganization, total
  deficit eliminated $102,729,936)                5,781,048

     TOTAL SHAREHOLDERS' EQUITY                  78,526,598

     TOTAL LIABILITIES &
         SHAREHOLDERS' EQUITY                 $ 135,937,749

See Notes to Pro Forma Financial Statements.








  INTERNATIONAL THOROUGHBRED BREEDERS, INC.
              AND SUBSIDIARIES

                 PRO FORMA
           STATEMENT OF OPERATIONS
 FOR THE SIX MONTHS ENDED DECEMBER 31, 1995

                 (UNAUDITED)

                                               Historicals
                                               International
                                               Thoroughbred   Pro Forma
                                               Breeders Inc. Adjustments
REVENUES:
Revenue from Operations                      $  34,148,787 $          --
Investment Income                                  103,630      (325,000)[4]

     TOTAL REVENUES                             34,252,417      (325,000)

EXPENSES:
Cost of Revenues                                11,208,117       400,000 [1]
Operating Expenses                              16,957,041            --
Depreciation & Amortization                        730,256       172,500 [5]
General & Administrative Expenses                3,809,075            --
                                                                         [2]
Interest Expense                                   568,653     1,135,000 [3]

     TOTAL EXPENSES                             33,273,142     1,707,500



INCOME (LOSS) BEFORE TAXES                         979,275    (2,032,500)

STATE INCOME TAX EXPENSE                           122,275            --

NET INCOME (LOSS)                            $     857,000 $  (2,032,500)


NET INCOME (LOSS) PER SHARE                  $        0.09


AVERAGE NUMBER OF SHARES                         9,603,043

See Notes to Pro Forma Financial Statements.

                                                Pro Forma
                                                 Combined
REVENUES:
Revenue from Operations                      $  34,148,787
Investment Income                                 (221,370)

     TOTAL REVENUES                             33,927,417

EXPENSES:
Cost of Revenues                                11,608,117
Operating Expenses                              16,957,041
Depreciation & Amortization                        902,756
General & Administrative Expenses                3,809,075

Interest Expense                                 1,703,653

     TOTAL EXPENSES                             34,980,642


INCOME (LOSS) BEFORE TAXES                      (1,053,225)

STATE INCOME TAX EXPENSE                           122,275

NET INCOME (LOSS)                            $  (1,175,500)


NET INCOME (LOSS) PER SHARE                  $       (0.12)


AVERAGE NUMBER OF SHARES                         9,603,043

See Notes to Pro Forma Financial Statements.







  INTERNATIONAL THOROUGHBRED BREEDERS, INC.
              AND SUBSIDIARIES

                 PRO FORMA
           STATEMENT OF OPERATIONS
      FOR THE YEAR  ENDED JUNE 30, 1995

                 (UNAUDITED)

                                               Historicals
                                               International
                                               Thoroughbred   Pro Forma
                                               Breeders Inc. Adjustments
REVENUES:
Revenue from Operations                      $  55,094,950            --
Investment Income                                3,487,788      (650,000)[4]

     TOTAL REVENUES                             58,582,738      (650,000)

EXPENSES:
Cost of Revenues                                17,342,134       800,000 [1]
Operating Expenses                              29,892,282            --
Depreciation & Amortization                        965,026       345,000 [5]
General & Administrative Expenses                7,312,445            --
                                                                         [2]
Interest Expense                                   556,799     2,270,000 [3]

     TOTAL EXPENSES                             56,068,686     3,415,000



INCOME (LOSS) BEFORE TAXES                       2,514,052    (4,065,000)

STATE INCOME TAX EXPENSE                           115,600            --

NET INCOME (LOSS)                            $   2,398,452 $  (4,065,000)


NET INCOME (LOSS) PER SHARE                  $        0.25


AVERAGE NUMBER OF SHARES                         9,551,369

See Notes to Pro Forma Financial Statements.

                                                Pro Forma
                                                 Combined
REVENUES:
Revenue from Operations                      $  55,094,950
Investment Income                                2,837,788

     TOTAL REVENUES                             57,932,738

EXPENSES:
Cost of Revenues                                18,142,134
Operating Expenses                              29,892,282
Depreciation & Amortization                      1,310,026
General & Administrative Expenses                7,312,445

Interest Expense                                 2,826,799

     TOTAL EXPENSES                             59,483,686


INCOME (LOSS) BEFORE TAXES                      (1,550,948)

STATE INCOME TAX EXPENSE                           115,600

NET INCOME (LOSS)                            $  (1,666,548)


NET INCOME (LOSS) PER SHARE                  $       (0.17)


AVERAGE NUMBER OF SHARES                         9,551,369

See Notes to Pro Forma Financial Statements.


(c) Exhibits

     10.1 ( 96) Letter Agreement dated as of January 22, 1996 among Las Vegas Entertainment Network, Inc., the Registrant and Orion.

SIGNATURES

     Pursuant to the requirements of the Securites Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL THOROUGHBRED BREEDERS, INC.
(Registrant)

Dated: February 7, 1996

By: /s/ Arthur Winkler, President
Arthur Winkler, President

INTERNATIONAL THOROUGHBRED BREEDERS, INC. AND SUBSIDIARIES

PRO FORMA FINANCIAL STATEMENTS [UNAUDITED]

The following pro forma balance sheet as of December 31, 1995 and statements of operations for the six months ended December 31, 1995 and the year ended June 30, 1995 give effect to the purchase by International Thoroughbred Breeders, Inc. ["ITB"] [the "Company"} on January 24, 1996, through a newly formed subsidiary, Orion Casino Corporation, of property in Las Vegas, Nevada from Las Vegas Entertainment Network, Inc. ["LVEN"]. The acquisition was for $43.5 million in cash and notes, plus contingent consideration of up to $160 million which is dependent upon future "adjusted cash flow" as contractually defined. Also on January 24, 1996, the Company entered into an Entertainment Contract for an annual base fee of $800,000 plus specified commissions.

The pro forma information has been prepared by management based on the historical financial statements of ITB giving effect to the transactions under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements. The pro forma information may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future.

The acquisition will be accounted for using the purchase method. The pro forma statements of operations give effect to these transactions as if they had occurred at the beginning of the fiscal year presented. The historical statements of operations will reflect the effects of these transactions from the date on which they occurred. The pro forma statements are based on the historical financial statements of ITB and should be read in conjunction with the historical financial statements as filed under Forms 10K and 10Q.


NOTES TO PRO FORMA FINANCIAL STATEMENTS [UNAUDITED]

BALANCE SHEET:

[A] To reflect purchase price of which $12,500,000 is in cash, $6,500,000 in an 8% unsecured note payable due March 15, 1996, $10,500,000 in a 8% secured note payable due on demand under certain circumstances and the assumption of $14,000,000 refinance loan with interest of 13% due December 20, 1996.


Cash                               $12,500,000
Estimated Acquisitions Costs           500,000
Unsecured Note Payable               6,500,000
Secured Note Payable                10,500,000
Refinance Loan Assumed              14,000,000

Purchase Cost                      $44,000,000



To allocate purchased cost of acquired Las Vegas property to acquired assets and to reflect resulting goodwill:


Land [includes cost of building,
which will be razed to construct
a new building]                        $37,100,000
Goodwill                                 6,900,000

                                       $44,000,000

The buyer may have to pay additional amounts [up to $160,000,000] in the future, contingent upon the Las Vegas operation generating a positive cash flow, called "adjusted cash flow" as modified by contractual agreement. Any such additional consideration is usually charged to goodwill and is amortized over its estimated remaining life. Such amortization would generate additional expense for the Company.

The Company is also contingently liable for the first $600,000 of any asbestos removal/abatement.

[B] To reflect annual Entertainment Contract of $800,000.

STATEMENT OF OPERATIONS:

[1] To reflect expense of Entertainment Contract of $800,000 annually.

[2] To accrue interest expense at 8% on $17,000,000 notes payable of $1,360,000 annually.

[3] To accrue interest expense at 13% on $14,000,000 refinancing note payable of $1,820,000 annually. The Company is responsible for 50% of the interest, the seller is responsible for the remaining 50%.

[4] To reflect decrease in interest income annually of $650,000

[5] To reflect amortization on goodwill of $6,900,000 over 20 years under the straight-line method.